UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – April 3, 2019

Tradeweb Markets Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38860 (Commission File Number)	83-2456358 (I.R.S. Employer Identification Number)

1177 Avenue of the Americas New York, New York (Address of principal executive offices)		10036 (Zip code)

Registrant’s telephone number, including area code (646) 430-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On April 8, 2019, Tradeweb Markets Inc. (the “Company”) closed its initial public offering (“IPO”) of 46,000,000 shares of the Company’s Class A common stock, $0.00001 par value per share (the “Class A Common Stock”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-230115), as amended (the “Registration Statement”), and the related registration statement on Form S-1 (File No. 333-230715) filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the IPO, the Company entered into the following agreements:

(1)	Stockholders Agreement, dated as of April 8, 2019, by and among the Company, Refinitiv US PME LLC and Refinitiv Parent Limited (together with Refinitiv US PME LLC, the “Refinitiv Owners”) (the “Stockholders Agreement”), substantially in the form previously filed as Exhibit 10.1 to the Registration Statement;

(2)	Registration Rights Agreement, dated as of April 8, 2019, by and among the Company, the Refinitiv Owners, the Bank Holders (as defined therein, the “Bank Holders”) and the other holders of Registrable Securities (as defined therein) party thereto from time to time (the “Registration Rights Agreement”), substantially in the form previously filed as Exhibit 10.2 to the Registration Statement;

(3)	Fifth Amended and Restated Limited Liability Company Agreement, dated as of April 4, 2019, by and among Tradeweb Markets LLC and its Members (as defined therein) (the “Fifth Amended and Restated LLC Agreement”), substantially in the form previously filed as Exhibit 10.3 to the Registration Statement;

(4)	Tax Receivable Agreement, dated as of April 8, 2019, by and among the Company, Tradeweb Markets LLC and the members of Tradeweb Markets LLC from time to time party thereto (the “Tax Receivable Agreement”), substantially in the form previously filed as Exhibit 10.4 to the Registration Statement;

(5)	Restrictive Covenant Agreement, dated as of April 8, 2019, by and among the Refinitiv Entities (as defined therein), Tradeweb Markets LLC and the Company (the “Restrictive Covenant Agreement”), substantially in the form previously filed as Exhibit 10.5 to the Registration Statement; and

(6)	Credit Agreement, dated as of April 8, 2019, by and among Tradeweb Markets LLC, as borrower, the lenders party thereto and Citibank, N.A., as administrative agent, collateral agent, issuing bank and swing line lender, Citigroup Global Markets Inc., JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., and Goldman Sachs Bank USA, as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, and Morgan Stanley Senior Funding, Inc. and Goldman Sachs Bank USA, as documentation agents (the “Revolving Credit Agreement”), substantially in the form previously filed as Exhibit 10.7 to the Registration Statement.

The Stockholders Agreement, the Registration Rights Agreement, the Fifth Amended and Restated LLC Agreement, the Tax Receivable Agreement, the Restrictive Covenant Agreement and the Revolving Credit Agreement will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Affiliates of the Refinitiv Owners and the Bank Holders have various relationships with the Company. For further information, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s prospectus, dated April 3, 2019, filed pursuant to Rule 424(b) of the Securities Act.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the IPO, the Company completed a series of organizational transactions (the “Reorganization Transactions”), pursuant to which, among other things, the Company issued an aggregate of 96,933,192 shares of the Company’s Class B common stock, par value $0.00001 per share (the “Class B Common Stock”), to Refinitiv Parent Limited. In addition, in connection with the Reorganization Transactions, the Company issued 20,000,000 shares of the Company’s Class C common stock, par value $0.00001 per share (the “Class C Common Stock”), and 105,289,005 shares of the Company’s Class D common stock, par value $0.00001 per share (the “Class D Common Stock”), to existing equityholders of Tradeweb Markets LLC. These equityholders also received newly issued common membership units (“LLC Interests”) of Tradeweb Markets LLC and will receive an immaterial amount of cash in lieu of the issuance of any fractional interests. Holders of Class B Common Stock may from time to time exchange all or a portion of their shares of Class B Common Stock for newly issued shares of Class A Common Stock on a one-for-one basis. In addition, the LLC Interests are redeemable for newly issued shares of Class A Common Stock or Class B Common Stock on a one-for-one basis. For further information, see “Description of Capital Stock” in the Company's prospectus, dated April 3, 2019, filed pursuant to Rule 424(b) of the Securities Act. The issuances of the Class B Common Stock, Class C Common Stock and Class D Common Stock described in this paragraph were made in reliance on Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on the nature of the transactions and the various representations made by the parties thereto.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure required by this item is included in Item 5.03 below and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2019, following the effectiveness of the Registration Statement, the following became effective:

(1)	Amended and Restated Certificate of Incorporation of the Company, dated April 3, 2019 (the “Certificate of Incorporation”), substantially in the form previously filed as Exhibit 3.1 to the Registration Statement; and

(2)	Amended and Restated Bylaws of the Company (the “Bylaws”), substantially in the form previously filed as Exhibit 3.2 to the Registration Statement.

The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively. The terms of the Certificate of Incorporation and Bylaws are substantially the same as the terms set forth in the forms of such documents filed as exhibits to the Registration Statement and as described therein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
3.1	Amended and Restated Certification of Incorporation of Tradeweb Markets Inc.
3.2	Amended and Restated Bylaws of Tradeweb Markets Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: April 9, 2019	By:	/s/ Douglas Friedman
		Name:	Douglas Friedman
		Title:	General Counsel